Exhibit 99.1

EFI ANNOUNCES PRELIMINARY FIRST QUARTER 2011 REVENUE AND

EARNINGS PER SHARE RESULTS, EXCEEDING PRIOR GUIDANCE

Foster City, Calif. – April 11, 2011 – Electronics For Imaging, Inc. (NASDAQ:EFII), a world leader in customer-focused digital printing innovation, today announced preliminary unaudited results for the quarter ended March 31, 2011. Based on preliminary data, the Company expects to report revenues in the range of $139 million to $140 million and non-GAAP earnings per share (EPS) in the range of $0.27 to $0.28 per share, including a $0.03 benefit from currency. The Company had previously provided an outlook for the first quarter of 2011 of approximately $128 million in revenues, and non-GAAP EPS of $0.14 to $0.16 per share.

Guy Gecht, CEO of EFI, noted that the outstanding preliminary results reflect robust demand across the company’s three business segments, particularly in the Fiery product line. “We were very pleased with the approximately 25% year-over-year increase in revenues, driven by the growth and efficiencies our customers are achieving with EFI’s innovative technology. We continued to see strong customer loyalty for our Fiery digital print servers, along with accelerating demand globally for our software application products. At the same time, the strategic initiatives implemented to improve inkjet margins are showing solid results.”

Commenting on the tragic events in Japan, headquarters for several of EFI’s OEM partners, Gecht continued, “Our hearts go out to the Japanese people. With our long-standing strategic partnerships in Japan, we have developed many close friendships there. We have always had great admiration for the Japanese people’s strength and resilience and are confident in their ability to recover and rebuild. We will continue to monitor the recovery efforts for any potential impact on EFI’s operations or on our OEM partners.”

Q1 2011 Earnings Conference Call Information

EFI will report final, complete financial results on its first quarter 2011 earnings conference call scheduled for April 25, 2011 after the market closes. Investors will be able to access the conference call and slide presentation at the Investor Relations/Events & Presentations portion of EFI’s website at www.efi.com or by phone at (866) 613-9183 for domestic callers and (973) 409-9232 for international callers. The conference call ID is 59047043.

A replay of the webcast will also be available at the aforementioned website following the completion of the call.

About our Non-GAAP Net Income and Adjustments

To supplement our consolidated financial results prepared under generally accepted accounting principles, or GAAP, we use non-GAAP measures of net income (loss) and earnings per diluted share that are GAAP net income (loss) and GAAP earnings per diluted share adjusted to exclude certain recurring and non-recurring costs, expenses and gains.

We believe that the presentation of non-GAAP net income (loss) and non-GAAP earnings per diluted share provides important supplemental information to management and investors regarding non-cash expenses, significant recurring and non-recurring items that we believe are important to understanding our financial and business trends relating to our financial condition and results of operations. Non-GAAP net income (loss) and non-GAAP earnings per diluted share are among the primary indicators used by management as a basis for planning and forecasting future periods and by management and our board of directors to determine whether our operating performance has met specified targets and thresholds. Management uses non-GAAP net income (loss) and non-GAAP earnings per diluted share when evaluating operating performance because it believes that the exclusion of the items described below, for which the amounts and/or timing may vary significantly depending upon the Company’s activities and other factors, facilitates comparability of the Company’s operating performance from period to period. We have chosen to provide this information to investors so they can analyze our operating results in the same way that management does and use this information in their assessment of our business and the valuation of our Company.

We compute non-GAAP net income (loss) and non-GAAP earnings per diluted share by adjusting GAAP net income (loss) and GAAP earnings per diluted share to remove the impact of recurring amortization of acquisition-related intangibles, stock-based compensation expense, as well as restructuring related and non-recurring charges and gains and the tax effect of these adjustments. Such non-recurring charges and gains include end-of-life inventory purchase and related obsolescence, asset impairment charges, acquisition-related transaction costs and legal expenses, and costs to integrate such acquisitions into our business.

These non-GAAP measures are not in accordance with or an alternative for GAAP and may be materially different from other non-GAAP measures, including similarly titled non-GAAP measures, used by other companies. The presentation of this additional information should not be considered in isolation from, as a substitute for, or superior to, net income or earnings per diluted share prepared in accordance with GAAP. Non-GAAP financial measures have limitations in that they do not reflect certain items that may have a material impact upon our reported financial results. We expect to continue to incur expenses of a nature similar to the non-GAAP adjustments described above, and exclusion of these items from our non-GAAP net income (loss) and non-GAAP earnings per diluted share should not be construed as an inference that these costs are unusual, infrequent or non-recurring.

Safe Harbor for Forward Looking Statements

Certain statements in this press release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Statements other than statements of historical fact including words such as “anticipate”, “believe”, “estimate”, “expect”, “consider” and “plan” and statements in the future tense are forward looking statements. The statements in this press release that could be deemed forward-looking statements include statements regarding EFI’s financial results for the quarter ended March 31, 2011 (including revenues and non-GAAP EPS), EFI’s positioning in the growth segments of digital printing, accelerating demand globally for EFI’s software application products, continuation of the execution of its strategy and momentum, and any statements or assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not necessarily limited to, inaccurate data or assumptions; unforeseen expenses; the difficulty of aligning expense levels with revenue changes; execution of actions to reduce our operational costs and ability to maintain effective cost control measures; unexpected declines in revenues or increases in expenses; management’s ability to forecast revenues, expenses and earnings, especially on a quarterly basis; the market prices of the Company’s common stock; the uncertainty regarding the amount and timing of future share repurchases by the Company and the origin of funds used for such repurchases; any world-wide financial and economic difficulties and downturns, including contraction in credit markets and adverse variations in foreign exchange rates, that could affect demand for our products, and increase the volatility of our profitability, as well as the risk of bank failures, insolvency or illiquidity of other financial institutions and other adverse conditions in financial markets that could cause a loss of our cash deposits and invested cash and cash equivalents; uncertainty to accurately predict the outcome of foreign tax audits and determine our tax provisions; uncertainty regarding our effective tax rate in the future that may be impacted by various factors, including but not limited to new U.S. tax legislative proposals; changes in, or the failure or inability to comply with U.S., foreign and local governmental regulations, including import/export regulations or duties; failure to retain key employees; product cancellation costs; a significant decline or delay in demand for our products by any of our important OEM partners; the unpredictability of development schedules and commercialization of the products manufactured and sold by our OEM partners; variations in growth rates or declines in the printing and imaging markets across various geographic regions; changes in historic customer order patterns, including changes in customer and channel inventory levels; changes in the mix of products sold leading to variations in operating results; the uncertainty of market acceptance of new product introductions; delays in product deliveries that cause quarterly revenues and income to fall significantly short of anticipated levels; competition and/or market factors, which may adversely affect margins; competition in each of our businesses, including competition from products internally developed by EFI’s customers; challenge of managing assets levels, including inventory and variations in inventory valuation; intense competition in the industrial and commercial digital inkjet market; the uncertainty of continued success in technological advances, including development and implementation of new processes and strategic products; the challenges of obtaining timely, efficient and quality product manufacturing and components supplying; litigation involving intellectual property rights or other related matters; our ability to successfully integrate acquired businesses, without operational disruption to our existing businesses; the potential that investments in new business strategies and initiatives could disrupt the Company’s ongoing businesses and may present risks not originally contemplated; the potential loss of sales, unexpected costs or adverse impact on relations with customers or suppliers as a result of acquisitions; differences between the financial results as filed with the SEC and the preliminary results included in our earnings or other press releases, among other things, due to the complexity in accounting rules; and any other risk factors that may be included from time to time in the Company’s SEC reports.

The statements in this press release are made as of the date of this press release. EFI undertakes no obligation to update information contained in this press release. For further information regarding risks and uncertainties associated with EFI’s businesses, please refer to the section entitled “Factors That Could Adversely Affect Performance” in the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and its quarterly reports on Form 10-Q, copies of which may be obtained by contacting EFI’s Investor Relations Department by phone at 650-357-3828 or by email at investor.relations@efi.com or EFI’s Investor Relations website at www.efi.com.

About EFI

EFI (www.EFI.com) is a world leader in customer focused digital printing innovation. EFI’s award-winning solutions, integrated from creation to print, deliver increased performance, cost savings and productivity. The company’s robust product portfolio includes Fiery digital color printer servers; VUTEK superwide digital inkjet printers, UV and solvent inks; Rasktek UV wide-format inkjet printers; Jetrion industrial inkjet printing systems; print production workflow and management information software; and corporate printing solutions.